SMITH BARNEY FUNDS, INC.
SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO
(the "Portfolio")

Supplement dated March 5, 1997 to
April 1, 1996 Portfolio Prospectus


The following information supplements and, to the extent inconsistent therewith, supercedes the disclosure under "Investment Objective and
Management Policies":


		The dollar-weighted average maturity of the Portfolio's securities shall normally not be less than two nor more than five years. The maximum remaining maturity of the securities in which the Portfolio shall normally invest will be no greater than ten years.





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